UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                             ----------------------

                                    FORM 8-K

                                 Current Report
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)
                               September 12, 2005


                     GENERAL ENVIRONMENTAL MANAGEMENT, INC.
             (Exact name of registrant as specified in its charter)


    Nevada                            33-55254-38                87-0485313
---------------                       -----------                ----------
(State or other jurisdiction     (Commission File Number)       (IRS employer
of incorporation)                                            identification No.)


         3191 Temple Avenue, Suite 250, Pomona, CA      91768
        (Address of principal executive offices)      (Zip code)

                                 (909) 444-9500
                                  (Registrant's
                     telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.below):

  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a- 12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13c-4(c)


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                   This document contains a total of 2 pages.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an
           Off-Balance Sheet Arrangement of a Registrant.

On September 12, 2005, our wholly owned subsidiary, General Environmental Management of Rancho Cordova, LLC, ("GEM LLC")entered into a $1.25 million secured, long-term financing arrangement with The Alliance Portfolio(the "2005 Loan"). Substantially all of the proceeds of the 2005 Loan are being used by us to pay accounts payable and for working capital.

The terms of the loan documentation relating to the 2005 Loan provide that GEM LLC will pay monthly payments of interest only from November 1, 2005 through October 1, 2008, with the principal balance due On October 1, 2008. The 2005 Loan may be prepaid without premium or penalty after the twelfth month. If the 2005 Loan is prepaid prior to the twelfth month, then the prepayment penalty is 6 months interest on any principal prepaid in excess of 20% of the principal. Subject to the terms and conditions of the loan documentation, interest is due on the unpaid principal balance of the 2005 Loan at a rate of 12.99% per annum until June 1, 2007, at which time the interest rate may rise based upon a formula set forth in the loan documentation. In no event will the interest rate be less than 12.99% per annum.

The obligations under the 2005 Loan are secured by a Deed of Trust with Assignment of Rents on the real estate located at our Rancho Cordova facility. The obligation is guaranteed by our wholly owned subsidiary, General Environmental Management, Inc. a Delaware corporation

The loan agreement contains various other affirmative and negative covenants by us, representations by us, and terms relating to events of default and the lender's remedies. Copies of the Adjustable Rate Note, the Conditional Loan Commitment and the Guaranty Agreement pertaining to the 2005 Loan are attached as Exhibits to this Report.

Item 9.01. Financial Statements and Exhibits. The following exhibits are furnished with this Report:

Exhibit No.              Exhibit Description

     10.1 Loan Agreement dated September 12, 2005, between General Environmental Management of Rancho Cordova LLC and The Alliance Portfolio

     10.2 Conditional Loan Commitment between General Environmental Management, Inc. and The Alliance Portfolio

     10.3 Guaranty Agreement between General Environmental Management, Inc. and The Alliance Portfolio


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  GENERAL ENVIRONMENTAL MANAGEMENT, INC.


Date: September 27, 2005          By:  /s/ Timothy J. Koziol
                                       -------------------------
                                  Timothy J. Koziol,  Chief Executive Officer




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